Investor Presentation

2019Q1

PRIME MERIDIAN
HOLDING COMPANY

Forward Looking Statements

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Table of Contents

Updated 5/2/2019

Company Profile

1Q19 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$64.3 million
Price / TBV	124.4%
Assets	$426.8 Million
Loans, net	$289.9 Million
Deposits	$373.5 Million
Shareholders' Equity	$51.7 Million
NPAs / Assets	0.14%
Leverage Ratio (Company)	12.28%
Leverage Ratio (Bank)	9.18%
Shares Outstanding	3,143,140
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland
Enterprise
Dothan
Albany
Tifton
Valdosta
Mobile
Pensacola
Destin
Lake City
Gainesville
Ocala
St Augustine
Daytona Beach
Orlando
Kissimmee
Tampa
Clearwater
St. Petersburg
Melbourne
Fort Myers
Naples
Fort Lauderdale

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 3/31/2019

Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations

Sammie D. Dixon, Jr.	Vice Chairman, President and Chief Executive Officer Age: 49 | 22 years banking experience
Clint F. Weber*	Executive Vice President and Chief Financial Officer Age: 37 | 15 years banking and credit experience
Chris L. Jensen, Jr.	Executive Vice President and Chief Lending Officer Age: 62 | 40 years banking experience
Susan Payne Turner	Executive Vice President and Chief Risk Officer Age: 52 | 37 years banking experience
Monté L. Ward	Executive Vice President and Chief InformationOfficer Age: 37 | 15 years experience in banking and information security

*Clint F. Weber promoted internally replacing R. Randy Guemple, CPA who retired March 31, 2019.

Profile | Company Personnel

✓ **Employees, Management and Director Ownership (%)**	21.4
✓ **Prime Meridian Bank Employees Who Own PMHG (%)**	42.8
✓ **Average Age**	
▪ Entire Team(1)	41.2
▪ EVP	47.4
▪ All Officers	47.1

(1) 82 Full-Time Equivalents (FTEs)

Updated as of 4/1/2019


PRIME
MERIDIAN
BANK

Corporate Culture

Who We Are. What We Stand For.

MISSION	*Building bankers to serve our clients and community in order to optimize shareholder value.*
PURPOSE	*Banking done right, right away.*
CORE PRINCIPLES	• ***Passion*** – *level of intense excellence and commitment beyond simply meeting requirements* • ***Grace*** – *high level of service with courtesy and compassion* • ***Integrity*** – *doing the right thing because it's the right thing to do* • ***Tenacity*** – *culture of looking at new ideas, tackling challenges and overcoming obstacles* • ***Accountability*** – *personally accepting full and ultimate responsibility as well as holding one another accountable.*

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME MERIDIAN BANK
MEMBER FDIC
Let's think of a few good reasons why it CAN be done!®

Corporate Recognition

BEST 50 OTCQX 2018

Ranked #19 on the OTCQX Best 50: the top performing companies on the OTCQX Best Market based on 2017 total return and growth in average daily dollar volume

SEMINOLE 100

Seminole 100 recognizes the 100 fastest-growing FSU alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

2018 BEST of Tallahassee — Tallahassee Magazine

Voted by readers of Tallahassee Magazine.

BauerFinancial

5 Star Rating

36 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

American Banker — Best Banks to Work For 2018

Annually since 2015

Franchise Growth & Expansion

- ✓ Prime Meridian Bank entered Polk County April 16, 2019 with an office in Lakeland
- ✓ Lakeland office marks the Bank's initial market expansion
- ✓ Veteran banker Michael Micallef leads the Bank's operations in Polk County as Market President
- ✓ Lakeland is located along I-4 corridor between Orlando and Tampa
- ✓ Lakeland-Winter Haven MSA grew 3.2%(1) in 2018 placing it fourth in the nation for percentage growth
- ✓ Lakeland-Winter Haven MSA represents strong growth opportunity for Prime Meridian Bank
    - Tech and Logistics Hub
    - Mature Business Market
    - Stable Market for Home Mortgage


PRIME
MERIDIAN
BANK
SMARTATM
1137



Michael A. Micallef, Jr.
Market President
Polk County, Florida

(1) US Census Bureau data from July 1, 2017 to July 1, 2018

Future Franchise Growth

- ✓ Prime Meridian Bank is primarily focused on franchise growth opportunities arising from bank mergers or corporate restructurings that have recently occurred or are pending in North / Central Florida and South Georgia
- ✓ Such opportunities will leverage the Bank's current infrastructure and capital position which has been built over the last several years
  - Current infrastructure can support a $1 billion-plus commercial bank
- ✓ Additional market entries will be built around a veteran banking leader and core team that have strong ties to the community and long-term deposit and lending relationships. Above all else they must fit and embrace Prime Meridian Bank's culture
- ✓ While traditional bank M&A and branch acquisitions have not been ruled out, if such an opportunity were to arise that meets our acquisition criteria ***and*** is a cultural fit, such an opportunity would be evaluated and considered

Quarterly Consolidated Financial Results

	Q1-19	Q4-18	Q1-18
Interest Income	$ 4,500	$ 4,414	$ 3,636
Interest Expense	813	748	397
Net Interest Income	**$ 3,687**	**$ 3,666**	**$ 3,239**
Provision for Loan Losses	165	47	254
Net Interest Income After Provision for Loan Losses	**$ 3,522**	**$ 3,619**	**$ 2,985**
Noninterest Income	362	344	310
Noninterest Expense			
Salary and Employee Benefits	1,557	1,319	1,228
Occupancy & Equipment	275	234	235
Other	911	831	834
Total Noninterest Expense	2,743	2,384	2,297
Income Before Income taxes	**$ 1,141**	**$ 1,579**	**$ 998**
Income Tax	274	311	244
Net Income	**$ 867**	**$ 1,268**	**$ 754**
Average Diluted Shares Outstanding	**3,144,071**	**3,136,048**	**3,123,505**
Earnings Per Share	**$ 0.28**	**$ 0.40**	**$ 0.24**

Summary Results | 2019Q1

- ✓ Net income of $867,000 or $0.28 per share fully diluted (FD), compared to $754,000 or $0.24 per share (FD) for Q1 2018 and $1.3 million or $0.40 per share (FD) for Q4 2018.
- ✓ Net interest margin of 3.67%, compared to 3.75% in Q4 2018 and 3.83% in Q1 2018
- ✓ Margin compression is principally attributable to the Company's increased liquidity position and an increase in the overall cost of funds
  - Deposits increased $24.4 million from Q4 2018
  - Fundings under new and existing loan commitments totaled $20.4 million during the quarter
  - Loan payoffs and runoff totaled $20.5 million in Q1, including $9.4 million in participations arising from an M&A transaction
- ✓ Q1 profitability was also adversely affected by additional staffing levels and other noninterest expenses (approximately $101,000 pre-tax) associated with the Lakeland office opening on April 16, 2019
- ✓ Net loans increased $17.3 million year over year to $289.9 million but remained flat on a linked quarter basis

Source: Internal company documents

Summary Results | 2019Q1

- ✓ Total deposits increased $64.2 million year over year to $373.5 million, as a result of continued focus on relationship management
- ✓ Nonperforming Assets (excluding restructured loans) to total assets increased 5 bps to 0.14% compared to 0.09% at December 31, 2018 and 0.10% at March 31, 2018
- ✓ Net loan and deposit charge-offs totaled $26,000
- ✓ Capital levels remained strong with consolidated Leverage Ratio of 12.28% and Bank Level Leverage Ratio of 9.18%
- ✓ The Company paid its fourth annual cash dividend of $0.12 per share during the quarter. A $0.02 per share increase over the prior year and the third consecutive increase since instituting a cash dividend in 2015
- ✓ Book value increased to $16.44 per share at March 31, 2019 from $16.19 per share at December 31, 2018

Source: Internal company documents

Net Interest Drivers

$ in millions, unless otherwise indicated

Average Securities Yield


2.33%
2.43%
2.41%
2.50%
2.57%
$48.0
$46.7
$44.4
$45.4
$48.2
Q1-18
Q2-18
Q3-18
Q4-18
Q1-15

Average Loan Yield


4.83%
4.95%
5.10%
5.13%
5.13%
$272.6
$285.5
$289.0
$290.1
$289.9
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19

Securities

Loans

Average Cost of Interest-Bearing Liabilities


0.69%
0.84%
1.00%
1.10%
1.14%
$235.5
$255.3
$272.0
$269.0
$290.3
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19

Average Cost of Funds


0.55%
0.63%
0.76%
0.83%
0.89%
$73.7
$76.6
$83.3
$80.1
$83.2
$235.5
$255.3
$272.0
$269.0
$290.3
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19

Borrowings

Noninterest-Bearing Liabilities

Interest-Bearing Deposits

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents

Building Franchise Value

Total Assets ($ in millions)


CAGR – 18.2%
210
244
304
347
402
427
2014
2015
2016
2017
2018
Q1-19

Gross Loans ($ in millions)


CAGR – 16.0%
156
192
225
253
2014
2015
2016
2017
2018
Q1-19

Total Deposits ($ in millions)


CAGR – 18.2%
$184
$218
$275
$298
$349
$374
2014
2015
2016
2017
2018
Q1-19

Cost of Funds (%)


0.35
0.35
0.33
0.41
0.70
0.89
2014
2015
2016
2017
2018
Q1-19

CAGR = compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents

Building Shareholder Value

Total Equity ($ in millions)


CAGR – 21.1%
23
25
27
47
51
52
2014
2015
2016
2017
2018
Q1-19

Net income ($ in thousands)


CAGR – 41.6%
1,006
1,704
2,220
2,817
4,042
754
867
2014
2015
2016
2017
2018
Q1-18 YTD
Q1-19 YTD

Tangible Book Value Per Share ($)


CAGR – 8.2%
11.78
12.62
13.51
15.06
16.19
16.44
2014
2015
2016
2017
2018
Q1-19

Earnings Per Share ($)


0.59
0.88
1.12
1.04
1.29
0.24
0.28
2014
2015
2016
2017
2018
Q1-18 YTD
Q1-19 YTD

CAGR = compound annual growth rate. Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, and $18.0 million in our stock offering concluded May 15, 2017. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents

Disciplined Credit Processes

Granular Portfolio – Lending Exposure Limits ($ in Thousands)

✓ Secured Legal Limit – Bank	$ 9,705
✓ Secured Legal Limit – Consolidated	$12,980
✓ Secured In-House Limit	$ 5,000
✓ Top 20 Relationships	$75,090

Concentration limits set for primary segments of the portfolio.

Internal company data as of 3/31/2019

STRUCTURE

- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Bi-weekly Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS

- Corporate-banking style underwriting philosophy, within a community banking model
- Bi-weekly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Regular external third-party loan reviews

POLICY

- Ongoing review of and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- Parallel modeling under CECL to commence in Q3 2019 in preparation for January 1, 2020 implementation

Asset Quality



NPAs(1) / Total Assets (%)
0.60
0.50
0.40
0.30
0.20
0.10
0.00
Prime Meridian Bank
Southeast Peers(2)
0.00
0.08
0.06
0.27
0.04
0.09
0.48
Southeast Peers
2013
2014
2015
2016
2017
2018Y
2018Y Southeast Peer Median

(1) NPA = Nonperforming Assets Excluding Restructured

(2) Southeast Peers – a peer group of 58 publicly traded banks with total assets between $300-750 million as of 12/31/18 and which are located in AL, AR, FL, GA, MS, NC, SC TN, VA, WV.

Source: S&P Global and internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.

CRE Commitments & Exposure

$ in Thousands

- ✓ As part of its overall risk management program, Prime Meridian Bank has pursued a program of controlled growth in its CRE portfolio and maintained its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$**	**42,552**
Total Loans	**$**	**293,231**

Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$	27,995	$	40,730	95.64 %	9.53 %
Multifamily		18,230		19,025	44.67 %	6.21 %
Nonfarm Nonresidential		74,648		75,740	177.85 %	25.42 %
Less: Improved Owner-Occupied CRE		(40,312)		(41,044)	(96.37) %	(13.73) %
Total - Bank	**$**	**80,561**	**$**	**94,451**	**221.78 %**	**27.44 %**
Total - Consolidated	**$**	**80,561**	**$**	**94,451**	**169.60 %**	**27.44 %**

Source: internal company documents as of 3/31/19

Loan Portfolio

- ✓ Total net loans of **$289.9** million
- ✓ Prime Meridian Bank's strong relationship with the local business community is reflected in its concentration of Commercial Loans at 19% of total loans.

Loans ($ in thousands)

Real estate mortgage loans		
Commercial Real Estate (CRE)	$	76,689
Residential Real Estate and HELOC		124,335
Construction		29,665
Total Real Estate Mortgage		230,689
Commercial		55,809
Consumer and Other		6,733
Total Loans		293,231
Deferred Loan Costs, Net		469
Less: ALLL		(3,800)
Loans, Net	**$**	**289,900**

Source: internal company documents as of 3/31/19


Commercial 19%
Consumer and Other 2%
Commercial Real Estate 26%
Construction 10%
Loan Composition
as of 3/31/19
Residential Real Estate and HELOC 43%

Residential Loan Portfolio

Residential Loans ($ in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	71,134
1-4 Non-Owner-Occupied		34,971
Multifamily		18,230
Total	$	124,335


Multifamily
15%
Residential
Loan
Composition
as of 3/31/19
1-4 Owner-
Occupied &
HELOC
57%
1-4 Non-Owner-
Occupied
28%

Source: internal company documents as of 3/31/19

Core Funding

- ✓ Company's deposit franchise is comprised of **22.3%** noninterest-bearing deposits.
- ✓ Company continues to outperform regional peers with low cost of funds year-to-date of **0.89%**, a key driver of franchise value.

Deposits ($ in thousands)

Deposit Types	
Noninterest-Bearing	$ 83,186
Money Market Accounts	179,931
NOW	54,255
Savings	10,398
Time Deposits	45,743
Total	**$ 373,513**

Source: internal company documents as of 3/31/19



Time Deposits 12%
Noninterest Bearing 22%
Savings 3%
NOW 15%
Deposit Composition
as of 3/31/19
Money Market Accounts 48%

Deposit Market Share

✓ Prime Meridian Bank's year-over-year deposit growth in Leon County was 10.88% with a five-year compounded growth rate of 12.97%

				2018	2017
Institution (ST)	*Type*	*2018 Rank*	*2017 Rank*	*Total Market Share (%)*	*Total Market Share (%)*
Leon, FL					
BB&T Corp. (NC)	Bank	1	1	24.32	30.30
Wells Fargo & Co. (CA)	Bank	2	2	17.42	17.05
Capital City Bank Group Inc. (FL)	Bank	3	3	13.54	12.75
Bank of America Corporation (NC)	Bank	4	4	12.69	11.81
Regions Financial Corp. (AL)	Bank	5	7	6.25	4.38
First Bancshares Inc. (MS)	Bank	6	5	5.44	5.38
Synovus Financial Corp. (GA)	Bank	7	8	4.68	4.00
Hancock Whitney Corp. (MS)	Bank	8	9	4.56	3.97
Prime Meridian Holding Co. (FL)	**Bank**	**9**	**10**	**4.26**	**3.83**
Home BancShares Inc. (AR)	Bank	10	6	4.08	4.52
Wakulla, FL					
Home BancShares Inc. (AR)	Bank	1	1	65.20	42.29
Ameris Bancorp (GA)	Bank	2	2	14.33	26.36
Prime Meridian Holding Co. (FL)	**Bank**	**3**	**3**	**11.58**	**16.62**
Capital City Bank Group Inc. (FL)	Bank	4	4	8.89	14.72

Source: S&P Global: Market share analysis excludes non-retail deposits.
Note: Deposit rankings for 2018 and 2017 and other data in this table are pro forma for all acquisitions announced after June 30, 2018 and up to including the date of this table (April 29, 2019).

Investment Highlights

Operates in Attractive Growth Markets	✓ Presence in growth market in North / Central Florida ✓ Opened bank in Lakeland, Florida, April 2019 ✓ Target to open 1-2 locations per year in other growth markets in Florida, Southern Georgia and Alabama
Proven Business Model + Strong Balance Sheet	✓ Banking model is scalable and driven by technology and infrastructure in place ✓ Bank is wholly funded by lower-costing core deposits ✓ Strong capital position – 12.3% Tier 1 leverage capital ratio at holding company ✓ Current liquidity positions provides capacity for additional internal loan funding
Competitive Advantage	✓ Local market knowledge ✓ Deep and long standing relationships with clients ✓ Personalized client service guided by core principles ✓ True employee commitment and involvement in the communities served
Strong Underwriting & Credit Culture	✓ Disciplined credit process ✓ Corporate-banking style underwriting philosophy, within a community banking model ✓ Long history of strong asset quality. NPAs / Total Assets of 0.14% at 3/31/19
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Committed to building a premier community bank in the Southeast ✓ Strong credibility with regulators and investors

Appendix

Financial Highlights (unaudited)

($ in thousands except per share data)

	2019Q1	2018Q4	2018Q3	2018Q2	2018Q1
Per Share Data:					
Earnings per share - Basic	$ 0.28	$ 0.40	$ 0.33	$ 0.32	$ 0.24
Earnings per share - Diluted	$ 0.28	$ 0.40	$ 0.33	$ 0.32	$ 0.24
Book value per share	$ 16.44	$ 16.19	$ 15.61	$ 15.33	$ 15.03
Shares outstanding	3,143,140	3,138,945	3,128,671	3,125,233	3,122,769
Weighted-average basic shares outstanding	3,140,401	3,131,379	3,127,038	3,123,594	3,120,613
Weighted-average diluted shares outstanding	3,144,071	3,136,048	3,130,171	3,126,022	3,123,505
Selected Performance Ratios and Other Data:					
Return on average assets[1]	0.82 %	1.07 %	1.03 %	1.10 %	0.86 %
Return on average equity[1]	6.79	8.43	8.42	8.49	6.45
Average yield on earning assets	4.48	4.52	4.47	4.46	4.30
Net interest margin[2]	3.67	3.75	3.78	3.89	3.83
Efficiency ratio[3]	67.75	59.45	62.26	60.14	64.72
Noninterest expense / average assets[1]	2.60	2.47	2.49	2.47	2.85
Asset Quality Data:					
Nonaccrual loans	$ 365	$ 342	$ 179	$ 90	$ 369
Total nonperforming assets	608	342	179	90	369
Nonpeforming assets/total assets	0.14 %	0.09 %	0.04 %	0.02 %	0.10 %
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	12.28 %	12.61 %	12.64 %	13.43 %	13.60 %
Tier 1 Leverage Capital Ratio (Bank)	9.18	9.28	9.21	9.68	9.69
Common Equity Tier I Capital Ratio (Bank)	13.00	12.90	12.40	12.28	12.38
Tier I Risk Based Capital Ratio (Bank)	13.00	12.90	12.40	12.28	12.38
Total Capital Ratio (Bank)	14.25	14.15	13.65	13.51	13.61

[1] Annualized

[2] Net interest margin is net interest income divided by total average interest-earning assets, annualized

[3] Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings (unaudited)

($ in thousands except per share data)

	2019Q1	2018Q4	2018Q3	2018Q2	2018Q1
Interest income:					
Loans	$ 3,856	$ 3,854	$ 3,798	$ 3,543	$ 3,274
Securities	296	280	276	287	288
Other	348	280	198	82	74
Total interest income	4,500	4,414	4,272	3,912	3,636
Interest Expense-					
Deposits	813	748	662	500	397
Total interest expense	813	748	662	500	397
Net interest income	3,687	3,666	3,610	3,412	3,239
Provision for loan losses	165	47	135	155	254
Net interest income after provision for loan losses	3,522	3,619	3,475	3,257	2,985
Noninterest income:					
Service charges and fees on deposit accounts	71	74	83	89	87
Mortgage banking revenue	106	108	124	105	110
Income from bank-owned life insurance	45	34	11	10	11
Other income	140	128	120	110	102
Total noninterest income	362	344	338	314	310
Noninterest expense:					
Salaries and employee benefits	1,557	1,319	1,341	1,218	1,228
Occupancy and equipment	275	234	237	226	235
Professional fees	77	107	86	97	84
Marketing	199	144	193	133	207
FDIC/State Assessment	43	51	38	38	36
Software maintenance, amortization and other	152	160	167	159	148
Other	440	369	396	370	359
Total noninterest expense	2,743	2,384	2,458	2,241	2,297
Earnings before income taxes	1,141	1,579	1,355	1,330	998
Income taxes	274	311	337	328	244
Net earnings	$ 867	$ 1,268	$ 1,018	$ 1,002	$ 754
Basic earnings per share	$ 0.28	$ 0.40	$ 0.33	$ 0.32	$ 0.24
Diluted earnings per share	$ 0.28	$ 0.40	$ 0.33	$ 0.32	$ 0.24

Condensed Consolidated Balance Sheets

($ in thousands)

	March 31, 2019 (Unaudited)	December 31, 2018 (Audited)	September 30, 2018 (Unaudited)	June 30, 2018 (Unaudited)	March 31, 2018 (Unaudited)
Assets					
Cash & cash equivalents	$ 66,805	$ 48,038	$ 56,775	$ 32,429	$ 22,175
Securities available for sale	48,205	45,384	44,359	46,657	48,014
Loans, held for sale	5,808	4,767	6,782	7,321	6,394
Loans, net	289,900	290,113	289,022	285,473	272,611
Federal Home Loan Bank stock	404	355	355	355	355
Premises & equipment, net	7,055	4,656	4,699	4,828	4,936
Accrued interest receivable	1,023	1,034	1,028	1,027	985
Bank-owned life insurance	6,368	6,323	1,789	1,778	1,768
Other assets	1,281	1,032	1,149	1,137	1,060
Total Assets	$ 426,849	$ 401,702	$ 405,958	$ 381,005	$ 358,298
Liabilities and Stockholders' Equity					
Noninterest-bearing demand deposits	$ 83,186	$ 80,097	$ 83,296	$ 76,564	$ 73,736
Savings, NOW and money-market deposits	244,584	227,674	230,817	220,363	212,153
Time deposits	45,743	41,296	41,133	34,896	23,393
Total Deposits	373,513	349,067	355,246	331,823	309,282
Official checks	495	837	865	602	1,368
Other liabilities	1,157	978	984	644	708
Total Liabilities	375,165	350,882	357,095	333,069	311,358
Total Stockholders' Equity	51,684	50,820	48,863	47,936	46,940
Total Liabilities and Stockholders' Equity	$ 426,849	$ 401,702	$ 405,958	$ 381,005	$ 358,298

Loan Composition

(by Percent of Total Loans)



350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Commercial Real Estate
Residential Real Estate & HELOC
Construction
Commercial
Consumer and Other
1.9%
20.0%
10.3%
33.7%
34.2%
2.0%
21.3%
9.2%
36.9%
30.6%
1.9%
20.6%
8.9%
39.5%
29.2%
3.1%
17.4%
10.6%
37.5%
31.5%
2.3%
17.4%
10.8%
41.4%
28.1%
2.3%
19.0%
10.1%
42.4%
26.2%
2014
2015
2016
2017
2018
2019Q1

References to dollar amounts are in 000s. Source: internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.

Residential Loan Composition

(by Percent of Total Residential Real Estate and HELOC Loans)


140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
1-4 Owner-Occupied & HELOC
1-4 Non-Owner-Occupied
Multifamily
27.2%
23.8%
49.0%
19.7%
24.8%
55.6%
15.6%
23.1%
61.4%
17.4%
26.0%
56.7%
14.7%
27.0%
58.3%
14.7%
28.1%
57.2%
2014
2015
2016
2017
2018
2019Q1

References to dollar amounts are in 000s. Source: internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.